WELLS FARGO FUNDS TRUST

Wells Fargo Specialized Health Sciences Fund
Class A, Class B and Class C

Supplement dated April 19, 2004, to the Prospectus
for the Class A, Class B and Class C shares
dated February 1, 2004

Effective immediately, Selena A. Chaisson, M.D., replaces Michael Dauchot, M.D., as the portfolio manager of the Specialized Health Sciences Fund. RCM Capital Management LLC's Health Care Team will continue to support the management of the Fund.

In accordance with this change, the "Portfolio Managers" section of the Prospectus is revised by removing the biography for Michael Dauchot, and replacing it with the following biographical information for Dr. Chaisson:

Selena A. Chaisson, M.D.
Specialized Health Sciences Fund since 2004
Dr. Chaisson rejoined RCM in 2004 as Sector Leader of the Health Care Team. Dr. Chaisson worked at RCM from 1994 through 1999, beginning as a health care analyst and was later named a Partner. During this time, Dr. Chaisson helped to establish both the RCM Healthcare and Biotechnology funds. From 1999 through 2003 she was primary manager and adviser for the health care portions of two different hedge funds, Tiger Management and Amerindo Investment Advisors. Dr. Chaisson earned her BS from Louisiana State University and her MBA and M.D. from Stanford University.

WELLS FARGO FUNDS TRUST

Wells Fargo SIFE Specialized Financial Services Fund
Class A, Class B, Class C

Supplement dated April 19, 2004, to the
Prospectus Class A, Class B and Class C shares dated February 1, 2004

Effective immediately, Douglas N. Pratt, CFA no longer serves as a co-portfolio manager with Michael J. Stead for the SIFE Specialized Financial Services Fund. Mr. Stead will serve as the sole portfolio manager responsible for the day-to-day management of the SIFE Specialized Financial Services Fund. Biographical information for Mr. Stead can be found on page 146 of the Prospectus.